UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 1, 2011

Alaska Communications Systems Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-28167	52-2126573
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

600 Telephone Avenue, Anchorage, Alaska		99503-6091
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(907) 297-3000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)On July 1, 2011, Alaska Communications Systems Group, Inc.’s (the "Company") Compensation and Personnel Committee of the Board of Directors (the "Committee") approved the following:

1. A standard form of Restricted Stock Unit Agreement ("RSU Agreement"), which is being used for all restricted stock unit ("RSU") grants issued under the Company's 2011 Incentive Award Plan ("2011 Plan") to employees, including named executive officers, of the Company. The 2011 Plan was previously filed with the SEC on Form S-8 Registration Statement on June 28, 2011.

a. The RSU Agreement sets forth standard terms and conditions of the grant of RSUs to Company employees under the 2011 Plan. RSUs will vest as shares of Company common stock in equal one-third portions over a period of three years, provided that the awardee remains employed with the Company.

b. Unvested RSUs are cancelled upon termination of employment with the Company, except that employees who terminate employment due to normal retirement or death or disability, as such terms are defined in the Company’s Post-Employment Stock Incentive Award Vesting Policy (see No.3 below), or the awardee’s legal representative in the event of death, are eligible to receive accelerated vesting of all outstanding unvested RSUs upon the date of the qualifying event.

c. The RSU agreement also includes a "claw-back" provision that enables the Company to recover stock granted to an employee (or the value thereof) consistent with the Dodd-Frank Wall Street Reform and Consumer Protection Act and other laws or policies adopted by the Company. The claw-back provision applies to any awardee who is or becomes subject to Section 16(a)(1) of the Securities and Exchange Act of 1934, as amended (the "Act").

The foregoing summary of the RSU Agreement is qualified in its entirety by reference to the complete text of the RSU Agreement, which is attached hereto as Exhibit 10.1 and is incorporated by reference into this Current Report on Form 8-K.

2. A standard form of Performance Stock Unit Agreement ("PSU Agreement"), which is being used for all performance stock unit ("PSU") grants issued under the 2011 Plan to employees, including named executive officers, of the Company.

a. The PSU Agreement sets forth standard terms and conditions of the grant of PSUs to Company employees under the 2011 Plan. PSUs awarded to employees are intended to provide an incentive opportunity and only vest (in one-third increments over a three year period) as shares of the Company’s common stock based on the success of the Company in meeting annual Company performance targets established by the Committee for each performance year. PSUs granted pursuant to the PSU Agreement are intended to constitute qualified performance-based compensation under Section 162(m) of the Internal Revenue Code, and the PSU Agreement is to be construed and administered in a manner consistent with this intent. If the performance criteria set by the Committee are not met for a given performance year, the PSUs are cancelled and do not vest.

b. Unvested PSUs are also cancelled upon an employee’s termination of employment with the Company, except that employees who terminate employment due to normal retirement or death or disability, as such terms are defined in the Company’s Post-Employment Stock Incentive Award Vesting Policy (see No.3 below), or an awardee’s legal representative in the event of death, are eligible after employment ends to receive a pro-rata vesting of a portion of the PSUs based on the proportion of the final performance year that the employee worked, only if the PSUs otherwise would have vested based on the Company’s performance in the employee’s final partial year of employment.

c. The PSU Agreement also includes a "claw-back" provision that enables the Company to recover stock granted to an employee (or the value thereof) consistent with the Dodd-Frank Wall Street Reform and Consumer Protection Act and other laws or policies adopted by the Company. The claw-back provision applies to any awardee that is or becomes subject to Section 16(a)(1) of the Securities and Exchange Act of 1934, as amended (the "Act").

The foregoing summary of the PSU Agreement is qualified in its entirety by reference to the complete text of the PSU Agreement, which is attached hereto as Exhibit 10.2 and is incorporated by reference into this Current Report on Form 8-K.

3. The Post-Employment Stock Incentive Award Vesting Policy ("Post-Employment Vesting Policy"), which is incorporated into the RSU Agreement and the PSU Agreement and applies to all grants issued under those Agreements.

a. The Post-Employment Vesting Policy sets eligibility criteria for the vesting of RSU and PSU awards notwithstanding termination of employment in the specific circumstances of normal retirement or death or disability. Normal retirement eligibility is determined based on the employee’s date of hire or rehire and the number of years of employment. For employees beginning employment or rehired on or before June 30th 2011, eligibility for normal retirement is at age 58, if the employee also has completed five years of full-time employment with the Company. For employees beginning employment or rehired on or after July 1st 2011, eligibility for normal retirement is at age 65 with five years of full-time employment with the Company. Death and disability are also defined in the Post-Employment Vesting Policy.

The foregoing summary of the Post-Employment Policy is qualified in its entirety by reference to the complete text of the Post-Employment Policy, which is attached hereto as Exhibit 10.3 and is incorporated by reference into this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1* Alaska Communications Systems Group, Inc. 2011 Incentive Award Plan Restricted Stock Unit Agreement.
10.2* Alaska Communications Systems Group, Inc. 2011 Incentive Award Plan Performance Stock Unit Agreement.
10.3* Alaska Communications Systems Group, Inc. Post-Employment Stock Incentive Award Vesting Policy.

* Denotes a management contract or compensatory plan or arrangement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alaska Communications Systems Group, Inc.

July 8, 2011	By:	/s/ Lars A. Danner

Name: Lars A. Danner
Title: Assistant Corporate Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Alaska Communications Systems Group, Inc. 2011 Incentive Award Plan Restricted Stock Unit Agreement.
10.2	Alaska Communications Systems Group, Inc. 2011 Incentive Award Plan Performance Stock Unit Agreement.
10.3	Alaska Communications Systems Group, Inc. Post-Employment Stock Incentive Award Vesting Policy.